UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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Metal Sky Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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METAL SKY STAR ACQUISITION CORPORATION

221 River Street, 9th Floor,

Hoboken, New Jersey

201-721-8789

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2025

TO THE SHAREHOLDERS OF METAL SKY STAR ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”) of Metal Sky Star Acquisition Corporation (“Metal Sky Star,” “Company,” “we,” “us” or “our”). The Extraordinary General Meeting will be held:

At:	offices of Han Kun Law Offices LLP at 43/F, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.
On:	December 30, 2025
Time:	8:30 a.m. (Eastern time)

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend, by a special resolution, the amended and restated memorandum and articles of association of the Company (the “Amended and Restated M&AA”) to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extended Date”), each such extension for an additional one-month period (each an “Extension”), from January 5, 2026 to January 5, 2027, and waive the monthly extension fee, by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”);

2.	a proposal to amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, November 12, 2024 and April 2, 2025, (the “Trust Agreement”), by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal (the “Proposal 2” or “Trust Amendment Proposal”); and

3.	a proposal to direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

If the shareholders approve the Extension Proposal, and the Trust Amendment Proposal, the Company, without another shareholder vote, may elect to extend the time period within which the Company must consummate its initial business combination for up to twelve (12) additional one-month periods, to January 5, 2027, without depositing any funds for each monthly extension (the “Monthly Extension Fee”) into the Company’s trust account (the “Trust Account”).

Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Extension Proposal, the Trust Amendment Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow Metal Sky Star more time to complete an initial business combination. Currently, our Amended and Restated M&AA provides that Metal Sky Star has 45 months from the consummation of the IPO, or January 5, 2026, to complete a business combination. The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company the option to further extend the time to complete a business combination. Our Board currently believes that there will not be sufficient time to complete an initial business combination by January 5, 2026. In addition, our Board also believes that waiving the monthly amount that the Sponsor (or its designees) would be required to deposit into the Trust Account as a condition to exercising the ability to extend the date by which it must consummate a business combination would facilitate its ability to successfully consummate an initial business combination. Our Board has determined that it is in the best interests of our shareholders to proceed with the Extension because we are in the process of negotiating a business combination. We have identified several potential targets and entered into a non-disclosure agreement dated May 6, 2024, with a potential target in the telecommunications industry located in Armenia. We also entered into a confidentiality agreement dated September 24, 2024, and a non-binding letter of intent dated September 27, 2024, regarding a business combination with Okidoki OÜ (“Okidoki”), one of Estonia’s largest and most popular general classifieds platform. We also entered into a letter of intent dated October 15, 2024, regarding a business combination with Fedilco Group Limited, a Cyprus based company (“Fedilco”) holding 80% equity interest of Viva Armenia Closed Joint-Stock Company, an Armenia-based telecommunication company (“Viva”). The letters of intent are intended solely to indicate mutual interest in the proposed business combination between the potential targets and us. Unless and until a definitive agreement for the proposed business combination is signed, none of the parties to the letters of intent have any legal obligation to the other regarding the proposed business combination. Therefore, our Board has decided to (i) allow the Company to extend the time to complete a business combination for a total of up to twelve (12) additional one-month extension periods, from January 5, 2026 to January 5, 2027; and (ii) waive the Monthly Extension Fee.

In connection with the Extension Proposal, holders (“Public Shareholders”) of Metal Sky Star’s ordinary shares (“Public Shares”) sold in its initial public offering (“IPO”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account (the “Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Metal Sky Star’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Metal Sky Star’s Amended and Restated M&AA. If the Extension Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the Trust Account was approximately $13.56 as of September 30, 2025. The closing price of Metal Sky Star’s shares on November 25, 2025 was $11.50. Metal Sky Star cannot assure shareholders that they will be able to sell their shares of Metal Sky Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If either of the Extension Proposal or the Trust Amendment Proposal is not approved and we have not consummated an initial business combination by January 5, 2026, or if the Extension Proposal and the Trust Amendment Proposal are approved and we have not consummated an initial business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the Trust Account.

The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires an affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company. The affirmative vote of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

Our Board has fixed the close of business on December 3, 2025 (the “Record Date”) as the record date for determining Metal Sky Star shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Metal Sky Star’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are fair to and in the best interests of Metal Sky Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: December 8, 2025

By Order of the Board of Directors

/s/ Wenxi He
Wenxi He
Chief Executive Officer and Chairwoman

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on December 30, 2025: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

METAL SKY STAR ACQUISITION CORPORATION

221 River Street, 9th Floor,

Hoboken, New Jersey

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2025

PROXY STATEMENT

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Metal Sky Star Acquisition Corporation (“Metal Sky Star,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held:

At:	offices of Han Kun Law Offices LLP at 43/F, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.
On:	December 30, 2025
Time:	8:30 a.m. (Eastern time)

The Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to amend, by a special resolution, the amended and restated memorandum and articles of association of the Company (the “Amended and Restated M&AA”) to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extended Date”), each such extension for an additional one-month period (each an “Extension”), from January 5, 2026 to January 5, 2027, and waive the monthly extension fee, by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”);

2.	a proposal to amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, November 12, 2024 and April 2, 2025, (the “Trust Agreement”), by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal (the “Proposal 2” or “Trust Amendment Proposal”); and

3.	a proposal to direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

Each of the Extension Proposal and the Trust Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date by which Metal Sky Star must complete an initial business combination. The purpose of the Extension Proposal is to allow Metal Sky Star more time to complete an initial business combination. Our Board currently believes that there will not be sufficient time to complete an initial business combination by January 5, 2026. In addition, our Board also believes that waiving the monthly amount that the Sponsor (or its designees) would be required to deposit into the Trust Account as a condition to exercising the ability to extend the date by which it must consummate a business combination would facilitate its ability to successfully consummate an initial business combination. Our Board has determined that it is in the best interests of our shareholders to proceed with the Extension because we are in the process of negotiating a business combination. Therefore, our Board has decided to (i) allow the Company to extend the time to complete a business combination for an additional twelve (12) one-month periods, from January 5, 2026 to January 5, 2027 (the “Extended Date”); and (ii) waive the Monthly Extension Fee.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if there are one or more shareholders present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires an affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company. The affirmative vote of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

To effectuate each Monthly Extension (as defined herein), the Sponsor and/or its designee will not be required to deposit any funds into the Trust Account. The waiver of the Monthly Extension Fee after the Extraordinary General Meeting is conditioned upon the approval of the Extension Proposal and the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment Proposal are not approved, or the Extension is abandoned, the waiver shall have no effect.

If our Sponsor or its designees advises us that it does not intend to proceed with the Extension, then the Extension Proposal and the Trust Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting, and we will dissolve and liquidate in accordance with our Amended and Restated M&AA. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date, without any obligation to deposit any funds into the Trust Account for such extension.

In connection with the Extension Proposal, holders (“Public Shareholders”) of Metal Sky Star’s ordinary shares (“Public Shares”) sold in its initial public offering (“IPO”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account (the “Election”) regardless of how such public shareholders vote in regard to the Extension Proposal, or whether they were holders of Metal Sky Star’s Public Shares on the record date or acquired such shares after such date. If the Extension Proposal, and the Trust Amendment Proposal are approved and implemented, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

If the Extension Proposal and the Trust Amendment Proposal are approved, such approval will constitute consent for the Company to (i) continue its normal operations after January 5, 2026, (ii) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (iii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

To exercise your redemption rights in connection with this Extraordinary General Meeting, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal or the Trust Amendment Proposal is not approved and we are unable to consummate an initial business combination by January 5, 2026, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our Amended and Restated M&AA prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond January 5, 2026 before the redemption proceeds of our trust account become available to them and they receive the return of their pro rata portion of the proceeds from our trust account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidate distributions from the Trust Account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to January 5, 2026 or the Extended Date if our shareholders approve the Extension Proposal and the Trust Amendment Proposal. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if do not complete a business combination within the prescribed period.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is December 3, 2025. Record holders of Metal Sky Star ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 3,265,523 outstanding ordinary shares of Metal Sky Star, including 60,523 outstanding Public Shares. Metal Sky Star’s rights and warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated December 8, 2025 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on December 30, 2025 at 8:30 a.m. (Eastern time), or at any adjournments or postponements thereof, in the offices of Han Kun Law Offices LLP at 43/F, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●	a proposal to amend, by a special resolution, the amended and restated memorandum and articles of association of the Company (the “Amended and Restated M&AA”) to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extended Date”), each such extension for an additional one-month periods (each an “Extension”), from January 5, 2026 to January 5, 2027, and waive the monthly extension fee, by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”);

●	a proposal to amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, November 12, 2024 and April 2, 2025, (the “Trust Agreement”), by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal (the “Proposal 2” or “Trust Amendment Proposal”); and

●	a proposal to direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

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Q. Why is the Company proposing the Extension Proposal and the Trust Amendment Proposal?	A.

Metal Sky Star’s Amended and Restated M&AA currently provides the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before January 5, 2026.

Metal Sky Star executed a definitive agreement with Future Dao Group Holding Limited (“Future Dao”) for an initial business combination. However, on October 6, 2023, Metal Sky Star and Future Dao mutually terminated the definitive agreement. Metal Sky Star is currently in the process of negotiating a business combination and our Board currently believes that there will not be sufficient time to complete an initial business combination by January 5, 2026. Our Board has determined that it is in the best interests of our shareholders to proceed with the Extension because we are in the process of negotiating a business combination. Metal Sky Star has determined to seek shareholder approval to allow the Company to extend the time to complete a business combination for an additional twelve (12) one-month periods, from January 5, 2026 to January 5, 2027. In addition, Metal Sky Star also is seeking to waive the monthly amount that the Sponsor (or its designees) would be required to deposit into the Trust Account as a condition to exercising the ability to extend the date by which it must consummate a business combination in order to facilitate its ability to successfully consummate an initial business combination. We intend to hold another meeting of our shareholders in order to seek shareholder approval of a proposed business combination.

If the Extension Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the redemption will reduce the amount held in the Trust Account thereafter. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be substantially less than that was in the Trust Account as of the Record Date, which could impact our ability to consummate a business combination.

Each of the Extension Proposal or and the Trust Amendment Proposal is cross-conditioned on the approval of each other. You are not being asked to vote on any proposed business combination at this time. If the Extension Proposal and the Trust Amendment Proposal are approved, and you do not elect to redeem your public shares in connection with such votes, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion from the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Proposal and the Trust Amendment Proposal?	A.

The Extension will provide Metal Sky Star with the ability to extend the time to complete a business combination to January 5, 2027 (assuming full extension). The Trust Amendment will provide Metal Sky Star with flexibility for the Extension without extension fee. Therefore, our Board has determined that it is in the best interests of our shareholders to approve the Extension Proposal and the Trust Amendment Proposal to give the Company additional flexibility to extend the time to complete a business combination further for a waiver of the extension fee in order to provide our shareholders with the opportunity to participate in the prospective investment.

The Board believes that given Metal Sky Star’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, our Board is proposing the Extension Proposal and the Trust Amendment Proposal to extend the date by which Metal Sky Star must complete an initial business combination until the Extended Date and to allow for the Election.

Metal Sky Star’s Amended and Restated M&AA require the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) and which vote at the Extraordinary General Meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond January 5, 2026, except in connection with, and effective upon consummation of, an initial business combination. We believe that given Metal Sky Star’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Metal Sky Star is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated M&AA. Accordingly, we believe the Extension is in the best interest of the shareholders.

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Q. How do the Metal Sky Star insiders intend to vote their shares?	A.

All of Metal Sky Star’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Metal Sky Star’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 2,875,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by Metal Sky Star’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, Metal Sky Star’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 2,875,000 founder shares and 330,000 private placement units, representing approximately 98.1% of Metal Sky Star’s issued and outstanding ordinary shares.

Metal Sky Star’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal or the Trust Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of Metal Sky Star may be voted in favor of the Extension Proposal or the Trust Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?	A.

If the Extension Proposal and the Trust Amendment Proposal are approved, our Sponsor, or its designees, shall not be required to contribute any funds into the Trust Account for any Extension, and the Monthly Extension Fee shall be expressly waived starting from January 5, 2026.

If our Sponsor or its designees advises us that it does not intend to proceed with the Extension Proposal and the Trust Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting, and we will dissolve and liquidate in accordance with our Amended and Restated M&AA. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date, without any obligation to deposit any funds into the Trust Account for such extension.

Q. Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until the Extended Date as described in this proxy statement, Metal Sky Star does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Metal Sky Star has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Metal Sky Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Extraordinary General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the Trust Account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal and the Trust Amendment Proposal are not approved?	A.

If either of the Extension Proposal or the Trust Amendment Proposal is not approved and we have not consummated an initial business combination by January 5, 2026, or if the Extension Proposal and the Trust Amendment Proposal are approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination by January 5, 2026, if either of the Extension Proposal and the Trust Amendment Proposal is not approved.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private placement shares if we fail to complete our initial business combination by January 5, 2026.

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Q. If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?	A.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company has until the Extended Date to complete its initial business combination.

If the Extension Proposal and the Trust Amendment Proposal are approved, we will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the current amount that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

If each of the Extension Proposal and the Trust Amendment Proposal is approved and public shareholders elect to redeem their Public Shares, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Metal Sky Star’s ordinary shares held by Metal Sky Star’s officers, directors, initial shareholders and their affiliates.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Metal Sky Star’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 221 River Street, 9th Floor, Hoboken, New Jersey, Attention - Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1, 2 and 3 are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Extension Proposal and the Trust Amendment Proposal and will have no effect on the other proposals.

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Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Extraordinary General Meeting if there are one or more shareholders present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), vote online, or if you attend the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. How are votes counted?	A.

The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares of the Company.

The affirmative vote of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Meeting.

For purposes of the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on such proposals.

Q. Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of Metal Sky Star’s ordinary shares on the Record Date are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 3,265,523 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with Metal Sky Star’s transfer agent, Vstock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person or online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. Does the Board recommend voting for the approval of the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1, 2 and 3 are fair to and in the best interests of Metal Sky Star and its shareholders. The Board recommends that Metal Sky Star’s shareholders vote “FOR” for the Proposals 1, 2 and 3.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	A.	Metal Sky Star’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal - Interests of Metal Sky Star’s Sponsor, Directors and Officers.”

Q. What happens to the Metal Sky Star rights and warrants if the Extension Proposal and the Trust Amendment Proposal are not approved?	A.	If the Extension Proposal and the Trust Amendment Proposal are not approved, we will wind up, liquidate and dissolve. In such event, your rights and warrants will become worthless.

Q. What happens to the Metal Sky Star right and warrants if the Extension Proposal and the Trust Amendment Proposal are approved?	A.	If the Extension Proposal and the Trust Amendment Proposal are approved, Metal Sky Star will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?	A.	Metal Sky Star urges you to read carefully and consider the information contained in this proxy statement, including Annex A and Annex B, and to consider how the proposals will affect you as a Metal Sky Star shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

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Q. How do I vote?	A.

If you are a holder of record of Metal Sky Star Public Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by email or fax. If available, you may vote by email or fax by following the instructions provided on the proxy card.

If your shares of Metal Sky Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. How do I exercise my redemption rights in connection with the Extraordinary General Meeting?	A.

If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures by 5:00 pm Eastern time on December 26, 2025 (at least two (2) business days prior to the Extraordinary General Meeting) will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Metal Sky Star shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Metal Sky Star Acquisition Corporation

221 River Street, 9th Floor,

Hoboken, New Jersey

201-721-8789

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and Metal Sky Star’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Metal Sky Star or any person acting on Metal Sky Star’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Metal Sky Star undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On April 5, 2022, we consummated the Initial Public Offering of 11,500,000 units (each, a “Unit” and collectively, the “Units”). Each Unit consists of one ordinary share, one right to receive one-tenth (1/10) of an ordinary share upon the consummation of an initial business combination and one redeemable warrant. Each warrant entitles the holder thereof to purchase one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

On July 5, 2021, our Sponsor purchased an aggregate of 1,437,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. On September 26, 2021, the Company purchased back all the 1,437,500 founder shares for $25,000 and reissued 2,875,000 shares to our sponsor for $25,000, or approximately $0.01 per shares. Our Sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one-tenth (1/10) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

On April 1, 2022, our units commenced trading on the NASDAQ Global Market (“NASDAQ”), under the symbol “MSSAU.” Commencing from May 31, 2022, the ordinary shares, rights and warrants are separately traded on NASDAQ under the symbols “MSSA,” “MSSAR” and “MSSAW,” respectively.

The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the Trust Account.

On January 26, 2023, the Company held an extraordinary general meeting of its shareholders and approved a proposal to amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination twelve (12) times for an additional one (1) month each time to February 5, 2024. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 5,885,324 public shares for redemption.

On October 30, 2023, the Company held an extraordinary general meeting of its shareholders and approved a proposal to amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination six (6) times for an additional one (1) month each time to August 5, 2024. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 2,412,260 public shares for redemption.

On December 20, 2023, the Company held an annual general meeting of its shareholders and approved a proposal to amend the Company’s Amended and Restated M&AA to allow the Company to undertake an initial business combination with an entity or business (“Target Business”), with a physical presence, operation, or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business or entity to the laws, regulations and policies of China (including Hong Kong and Macao), or an entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of contractual arrangements (“VIE Agreements”) with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target (the “WFOE”), on the other side.

On November 12, 2024, the Company held an extraordinary general meeting of its shareholders and approved the proposals to (i) amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination eight (8) times for an additional one (1) month each time from August 5, 2024 to April 5, 2025 (the “Extension”); and (ii) amend the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 2,649,965 public shares for redemption.

As previously reported, on April 12, 2023, Metal Sky Star entered into merger agreement with Future Dao for a business combination that would qualify as an initial business combination under its Amended and Restated M&AA. However, on October 6, 2023, Metal Sky Star and Future Dao terminated the merger agreement by mutual consent. As a result, Metal Sky Star is in the process of negotiating a business combination.

On April 2, 2025, the Company held an extraordinary general meeting of its shareholders and approved the proposals to (i) amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination nine (9) times for an additional one (1) month each time from April 5, 2025 to January 5, 2026 (the “Extension”); and (ii) amend the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, November 12, 2024 and April 2, 2025, by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal with the reduced extension payment of $25,000 for each one-month extension; and (iii) amend the Company’s Amended and Restated Memorandum and Articles of Association to eliminate the limitation that we shall not redeem its public shares to the extent that such redemption would result in the ordinary shares, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a business combination. In connection with this vote on the proposal to amend our Amended and Restated M&AA, 491,928 shares held by public shareholders were redeemed.

The mailing address of Metal Sky Star’s principal executive office is 221 River Street, 9th Floor, Hoboken, New Jersey, and its telephone number is 201-721-8789.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on March 31, 2025, and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

Extending the deadline for completing our business combination beyond August 5, 2024, contradicted our Amended and Restated M&AA and the disclosures in our IPO prospectus, prior to the extraordinary general meeting held on November 12, 2024, and could increase uncertainty and market risks, potentially diminishing shareholder value and the success of the business combination.

In our IPO prospectus, we disclosed that if we do not complete our business combination by the original termination date, we would automatically redeem the Public Shares and wind up our operations. The Board recognized that failing to complete the business combination by August 5, 2024, triggered the Automatic Redemption requirement, which was required to be completed by August 19, 2024, pursuant to Article 36.2 of the Amended and Restated M&AA in effect prior to the extraordinary general meeting held on November 12, 2024. The Board believed that it was in the best interests of our shareholders to (i) extend the time to complete the business combination for an additional eight one-month periods, from August 5, 2024, to April 5, 2025, and (ii) hold an extraordinary general meeting to provide shareholders with the option to redeem their Public Shares. Accordingly, at the extraordinary general meeting held on November 12, 2024, the proposal to extend the time for the Company to complete a business combination for an additional eight one-month periods, from August 5, 2024 to April 5, 2025 was approved and we are no longer in contradiction with our Amended and Restated M&AA and the disclosures in our IPO prospectus following the extraordinary general meeting held on November 12, 2024.

However, the failure to complete the Automatic Redemption by August 19, 2024 and the proposed extension at the extraordinary general meeting held on November 12, 2024 contradicted our previously in effect Amended and Restated M&AA and the disclosures in our IPO prospectus prior to the extraordinary general meeting held on November 12, 2024, which could expose our Board to shareholder opposition or lawsuits for breaching fiduciary and common law duties. Shareholders may also request that the Company cover any losses resulting from the Automatic Redemption compared to the redemption option available at the extraordinary general meeting held on November 12, 2024, and may demand that the Company liquidate the trust.

Furthermore, extending the business combination period beyond August 5, 2024, may introduce additional uncertainties and market risks. On May 31, 2024, we received a delinquency notification letter (the “First Notice”) from the Listing Qualifications Staff (the “Staff”) of Nasdaq due to the non-compliance with Nasdaq Listing Rule 5250(c)(1) as a result of our failure to timely file the Annual Report on Form 10-K for the period ended December 31, 2023 (the “2023 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “2024 Q1 10-Q”). On July 12, 2024, we received a written notice (the “Second Notice”) from Nasdaq indicating that we were not in compliance with Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”), which requires us to have at least 400 public holders for continued listing on the Nasdaq Global Market. On August 7, 2024, we received a determination letter (the “First Determination Letter”) from Nasdaq indicating that, unless the we timely request a hearing before the Nasdaq Hearings Panel (the “Panel”), our securities (units, ordinary shares, warrants, and rights) would be subject to suspension and delisting (the “Delisting”) from The Nasdaq Capital Market at the opening of business on August 16, 2024 due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, or such shorter time that we specify in our articles of association, as amended. In addition, our failure to file the 2023 10-K and the 2024 Q1 10-Q served as an additional and separate basis for delisting, and as such, the Company would be required to address this concern before the Panel. The Company timely requested a hearing before the Panel. The hearing request resulted in a stay of any suspension or delisting action pending the hearing. On September 5, 2024, we received the second determination letter (the “Second Determination Letter”) from Nasdaq indicating that as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 (the “2024 Q2 10-Q”), and failure to have at least 400 public holders for continued listing on the Nasdaq Global Market, both of these matters serve as separate and additional basis for delisting the Company’s securities. We filed the 2023 10-K on August 30, 2024, and the 2024 Q1 10-Q and 2024 Q2 10-Q on September 18, 2024. We had the hearing on September 19, 2024, to appeal Nasdaq’s decision to delist our securities. The Panel issued its decision letter on October 3, 2024, granting our request to continue the listing on Nasdaq until November 30, 2024, in order to allow us time amend our Amended and Restated M&AA to extend the deadline for completing a business combination. Subsequently, as approved by our shareholders at the extraordinary general meeting held on November 12, 2024, the Company has filed the Amended and Restated M&AA with the Cayman Islands General Registry on November 13, 2024 which reflected the Extension by which the Company has to consummate a business combination up to eight (8) times, each such extension for an additional one-month period, from August 5, 2024 to April 5, 2025.

On February 12, 2025, the Company received the Letter (as defined above) from the Office of the General Counsel of Nasdaq dated February 11, 2025, notifying the Company that it had regained compliance with Nasdaq Listing Rule IM-5101-2.

On April 2, 2025, the Company received a letter (the “Nasdaq Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that (i) the Staff has determined that the Company’s securities will be delisted from The Nasdaq Stock Market; (ii) trading of the Company’s ordinary shares, units, rights and warrants will be suspended at the opening of business on April 9, 2025; and (iii) a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. Pursuant to Nasdaq Listing Rules IM-5101-2, a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Company failed to complete its initial business combination by March 31, 2025, the Company did not comply with IM-5101-2, and its securities were subject to delisting.

The Company did not appeal Nasdaq’s determination to delist the Company’s securities and accordingly, the Company’s securities were suspended from trading on Nasdaq at the opening of business on April 9, 2025. On July 14, 2025, a Form 25-NSE has been filed by Nasdsaq with the SEC to formally remove the Company’s securities from listing and registration on Nasdaq. Following the delisting, the Company’s securities are currently trading on the OTCID market.

The proposed extension has created uncertainty for shareholders regarding the timing of their redemption payments. Prior to the extraordinary general meeting held on November 12, 2024, the Board did not take steps towards the Automatic Redemption and did not plan to do so unless our shareholders did not vote to extend our life pursuant to such extension proposal. Those shareholders elected for redemptions at the extraordinary general meeting held on November 12, 2024 had their shares redeemed promptly after the meeting, which may also negatively impact our ability to complete a business combination, increasing operational costs or reducing the attractiveness of potential targets. Additionally, market conditions could worsen during the extended period, affecting the value and feasibility of any potential business combination. The funds in the trust account are also subject to market risks, which could reduce the amount available for redemption at the closing of the business combination. These factors could negatively impact your investment’s value and the success of our business combination, potentially leading to an inability to complete it within the extended timeframe.

11

The proposed extension presented at the extraordinary general meeting held on November 12, 2024 contradicted the Investment Management Trust Agreement with Wilmington Trust, National Association, as amended by the Amendment Agreement, dated October 31, 2023.

We entered into an Investment Management Trust Agreement (the “IMTA”) with Wilmington Trust, National Association, and Vstock Transfer LLC, as amended on October 31, 2023. The proceeds generated from the IPO and the sale of the private placement units were placed in the Trust Account. Prior to the extraordinary general meeting held on November 12, 2024, the parties to the IMTA had agreed to commence liquidation of the Trust Account within two business days following the date which is the later of (1) August 5, 2024 and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a termination letter has not been received by the Trustee prior to such date. The Board recognized that the failure to complete a business combination by August 5, 2024, triggered the Automatic Redemption requirement, which was required to be completed by August 19, 2024, pursuant to Article 36.2 of the Amended and Restated M&AA in effect prior to the extraordinary general meeting held on November 12, 2024. The failure to complete the Automatic Redemption by August 19, 2024 contradicted Article 36.2 of the Amended and Restated M&AA in effect prior to the extraordinary general meeting held on November 12, 2024 and violated the terms of the IMTA. Prior to the extraordinary general meeting held on November 12, 2024, the Board did not take steps to commence liquidation of the Trust Account, nor discussed the commencement of the liquidation with the Trustee. The violation of the Trust Agreement could be the basis for a shareholder lawsuit against us. Prior to the extraordinary general meeting held on November 12, 2024, the Board did not take steps towards the Automatic Redemption and did not plan to do so unless our shareholders did not vote to extend our life pursuant to such extension proposal. At the extraordinary general meeting held on November 12, 2024, the proposals to (i) extend the time for the Company to complete a business combination for an additional eight one-month periods, from August 5, 2024 to April 5, 2025 and (ii) amend the IMTA to reflect the proposed extension from August 5, 2024 to April 5, 2025 were approved, and accordingly, we are no longer in violation of the terms of the IMTA following the extraordinary general meeting held on November 12, 2024.

The fact that our Sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our Sponsor, M-Star Management Corporation, is controlled by our Chairwoman and Chief Executive Officer, Ms. Wenxi He, who is a UK citizen. Our Sponsor owns approximately 98.1% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

each of which may make it difficult to for us to complete an initial business combination.

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In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

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PROPOSAL 1 — THE EXTENSION PROPOSAL

Metal Sky Star is proposing to amend its Amended and Restated M&AA to extend the date by which Metal Sky Star must consummate an initial business combination from January 5, 2026 to January 5, 2027, and to enable the Company to waive the amount of the Monthly Extension Fee payable by the Sponsor.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Metal Sky Star more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated an initial business combination by January 5, 2026, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless unless the Extension Proposal is approved.

A copy of the proposed amendment to the Amended and Restated M&AA of Metal Sky Star in connection with the Extension Proposal is attached to this proxy statement as Annex A.

Reasons for the Extension Proposal

The Company’s current Amended and Restated M&AA provides that the Company has until January 5, 2026 to effect a business combination under its terms. As we are still in the process of negotiating a business combination, our Board currently believes that there will not be sufficient time to complete an initial business combination by January 5, 2026. Our Board has determined that it is in the best interests of our shareholders to (i) allow the Company to extend the time to complete a business combination for a total of up to twelve (12) additional one-month extension periods, from January 5, 2026 to January 5, 2027; and (ii) waive the Monthly Extension Fee.

The Company’s IPO prospectus and Amended and Restated M&AA provide that the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal is required to extend our corporate existence for an additional twelve (12) months to January 5, 2027, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated M&AA provide for all public shareholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination beyond January 5, 2026 to the Extended Date. In addition, we are also seeking to waive the monthly amount that the Sponsor (or its designees) would be required to deposit into the Trust Account as a condition to exercising its ability to extend the date by which we must consummate a business combination in order to facilitate our ability to successfully consummate an initial business combination.

We believe that given the Company’s expenditure of time, effort and money on finding an initial business combination thus far, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

The Board has determined that it is in the best interests of the Company’s shareholders to approve the Extension Proposal, pursuant to which, once approved, the Company will have until January 5, 2027 to consummate its initial business combination, and the Company may, but is not obligated to, extend the period of time to consummate a business combination twelve (12) times by an additional one month each time, for a total of up to twelve (12) additional months until January 5, 2027 to complete a business combination, provided that the Sponsor or its designee will not be required to deposit any funds into the Trust Account, and the Monthly Extension Fee shall be waived.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by January 5, 2026 in accordance with our Amended and Restated M&AA, we will proceed to wind up, dissolve and liquidate.

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The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the Trust Account with respect to Metal Sky Star’s rights and warrants, which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Metal Sky Star will file an Amended and Restated M&AA in accordance with the Cayman Island law, incorporating the amendment set forth in Annex A hereto. Metal Sky Star will remain a reporting company under the Exchange Act and its Units, issued and outstanding Public Shares, rights and warrants will remain publicly traded. Metal Sky Star will then continue to work to execute a definitive agreement for an initial business combination and complete such a business combination by the Extended Date.

If the Extension Proposal is approved, but Metal Sky Star does not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination by the Extended Date.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the trust account and Metal Sky Star’s net asset value based on the number of shares that seek redemption. Metal Sky Star cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved.

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. Metal Sky Star has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Metal Sky Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

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TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two (2) business days prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. The closing price of Metal Sky Star’s shares on November 25, 2025 was $11.50.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. If the Extension Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

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The Board’s Reasons for the Extension Proposal

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Metal Sky Star more time to complete its initial business combination. The Company’s Amended and Restated M&AA provides that the Company has until January 5, 2026 to effect a business combination under its terms. As we are still in the process of negotiating a business combination, our Board currently believes that there will not be sufficient time to complete an initial business combination by January 5, 2026. Our Board has determined that it is in the best interests of our shareholders to (i) allow the Company to extend the time to complete a business combination for a total of up to twelve (12) additional one-month extension periods, from January 5, 2026 to January 5, 2027; and (ii) waive the Monthly Extension Fee.

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the Trust Account, the remaining holders of Public Shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of the Company’s initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed such business combination by the Extended Date.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Metal Sky Star and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of Metal Sky Star’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 2,875,000 founder shares and 330,000 private placement units that would expire worthless if a business combination is not consummated;

●	In order to finance transaction costs in connection with an intended initial business combination, our initial shareholders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of such notes were so converted, as well as 150,000 warrants to purchase 150,000 shares).

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required timeframe, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

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All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding being entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Metal Sky Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the Record Date, directors and executive officers of Metal Sky Star and their affiliates beneficially owned and were entitled to vote 3,205,000 ordinary shares of Metal Sky Star representing approximately 98.1% of Metal Sky Star’s issued and outstanding ordinary shares.

In addition, Metal Sky Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Metal Sky Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of Metal Sky Star held by affiliates will be voted in favor of the Extension Proposal. As the Extension Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE EXTENSION PROPOSAL.

The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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PROPOSAL 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On April 5, 2022, we consummated the IPO of 11,500,000 Public Units to our public shareholders and the Private Placement of 330,000 Private Units to the Sponsor. As a result, an aggregate amount of gross proceeds of $115,000,000 was placed in the Trust Account established by Vstock Transfer LLC, our transfer agent and maintained at Wilmington Trust, National Association acting as trustee.

On January 26, 2023, we held an extraordinary general meeting of our shareholders and our shareholders approved a proposal to amend our Amended and Restated M&AA to extend the date by which we have to consummate a business combination twelve (12) times for an additional one (1) month each time to February 5, 2024. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 5,885,324 public shares for redemption.

On October 30, 2023, the Company held an extraordinary general meeting of its shareholders and approved a proposal to amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination six (6) times for an additional one (1) month each time to August 5, 2024. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 2,412,260 public shares for redemption.

On November 12, 2024, the Company held an extraordinary general meeting of its shareholders and approved the proposals to (i) amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination eight (8) times for an additional one (1) month each time from August 5, 2024 to April 5, 2025. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 2,649,965 public shares for redemption.

On April 2, 2025, the Company held an extraordinary general meeting of its shareholders and approved the proposals to (i) amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination nine (9) times for an additional one (1) month each time from April 5, 2025 to January 5, 2026 (the “Extension”); and (ii) amend the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, November 12, 2024 and April 2, 2025, by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal with the reduced extension payment of $25,000 for each one-month extension; and (iii) amend the Company’s Amended and Restated Memorandum and Articles of Association to eliminate the limitation that we shall not redeem its public shares to the extent that such redemption would result in the ordinary shares, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a business combination. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 491,928 public shares for redemption.

The Trust Agreement currently provides that Wilmington Trust, as trustee, shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the prescribed timeline specified in the Company’s Amended and Restated M&AA. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding ordinary shares voting together as a single class. Further, pursuant to the Amended and Restated M&AA, under the Trust Agreement, the Company currently may extend the time period for it to complete its initial business combination in one month extensions provided that the Sponsor, or its designee, deposits $25,000 into the Trust Account for each monthly extension.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement in the form set forth in Annex B to this proxy statement to allow the Company more time to complete an initial business combination as the Board does not believe that there is sufficient time to consummate a business combination by January 5, 2026, and the Board wishes to have the flexibility to extend the Company’s time to complete a business combination. Further, the Trust Amendment Proposal is necessary to enable the Trust Agreement to match the Extended Date if the Extension Proposal is approved. In addition, Metal Sky Star also is seeking to waive the monthly amount that the Sponsor (or its designees) would be required to deposit into the Trust Account as a condition to exercising the ability to extend the date by which it must consummate a business combination in order to facilitate its ability to successfully consummate an initial business combination.

The purpose of the Trust Amendment Proposal is to amend the Trust Agreement to extend the liquidation of the Trust Account to match the Extended Date if the Extension Proposal is approved. The Trust Amendment Proposal is necessary in conjunction with the Extension Proposal because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Extension Proposal was not approved.

Based on the foregoing, the Trust Amendment Proposal would enable the Company to extend the time period to complete an initial business combination for a total of up to twelve (12) additional one-month extension periods, to January 5, 2027, provided that the Sponsor or its designee will not be required to deposit any funds into the Trust Account, and the Monthly Extension Fee shall be waived. Accordingly, our Board believes that in order to successfully complete a business combination, it is appropriate to amend the Trust Agreement.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

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If the Trust Amendment Proposal Is Not Approved

Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Board will not implement the amendment of the Amended and Restated M&AA and the Trust Agreement unless our shareholders approve each of the Extension Proposal and the Trust Amendment Proposal.

If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, Metal Sky may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed with the prescribed timeline, then as contemplated by and in accordance with the Trust Agreement, the trustee shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the current Amended and Restated M&AA.

If the Trust Amendment is Approved

If the Extension Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Date. We will then continue to work to consummate a business combination by Extended Date.

Required Vote

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the then issued and outstanding Ordinary Shares of the Company. The Trust Amendment Proposal is conditioned on the approval of the Extension Proposal. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

The Board has unanimously approved the Trust Amendment Proposal. All of the initial shareholders are expected to vote any ordinary shares owned by them in favor of the Trust Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Metal Sky Star’s Sponsor Directors and Officers”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal 1 — Extension Proposal — Interests of Metal Sky’s Sponsor, Directors and Officers.”

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PROPOSAL 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve Proposals 1, 2and 3. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve Proposals 1, 2and 3.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal 1, 2 and 3. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of Metal Sky Star’s shareholders will be held at 8:30 a.m. (Eastern time) on December 30, 2025 in the offices of Han Kun Law Offices LLP at 43/F, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned Metal Sky Star ordinary shares at the close of business on December 3, 2025, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each Metal Sky Star share you owned at that time. Metal Sky Star rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding being entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal (Proposal 1). Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote (in person or by proxy) of at least 65% of the issued and outstanding Ordinary Shares of the Company. Abstentions will have the same effect as a vote “AGAINST” the Trust Amendment Proposal (Proposal 2).

The affirmative vote of a simple majority of the Company’s ordinary shares issued and outstanding being entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and are voted will be required to approve the Adjournment Proposal (Proposal 3). The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Extraordinary General Meeting. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

As Proposals 1, 2 and 3 are “non-discretionary” items, brokers will not be permitted to exercise discretionary voting on Proposals 1, 2 and 3.

At the close of business on the Record Date, there were 3,265,523 issued and outstanding ordinary shares of Metal Sky Star each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Proposal or the Trust Amendment Proposal approved, you should vote against such Proposals.

Voting Your Shares — Shareholders of Record

If you are shareholder of record, you may vote by mail, Internet, email or fax. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by email or fax. If available, you may vote by email or fax by following the instructions provided on the proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Metal Sky Star. Simply complete and mail the proxy card to ensure that your vote is counted. You also may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the Extraordinary General Meeting.

22

BENEFICIAL OWNERSHIP OF SECURITIES AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Metal Sky Star’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the Record Date, there were a total of 3,265,523 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
M-Star Management Corporation(2)	3,205,000	98.1%
Wenxi He(2)	3,205,000	98.1%
Kin Sze(4)	-	-
Christopher John Regan(4)	-	-
Zhuo Wang(4)	-	-
Zining Jiang(4)	-	-
Xinghua Fan(4)	-	-
All directors and officers as a group (6 individuals)	3,205,000	98.1%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 221 River Street, 9th Floor, Hoboken, New Jersey.

(2)	Represents 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares held by M-Star Management Corporation, our Sponsor. Ms. Wenxi He, our Chief Executive Officer and Chairwoman, is the sole director of our Sponsor, have voting and dispositive power of the ordinary shares. The address for our Sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.

(3)	Based upon 3,265,523 ordinary shares outstanding. Includes the 330,000 private placement units (and the component parts) purchased by our Sponsor simultaneously with the consummation of our initial public offering.

(4)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our Sponsor.

23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 5, 2021, our Sponsor purchased an aggregate of 1,437,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. On September 26, 2021, the Company purchased back all the 1,437,500 founder shares for $25,000 and reissued 2,875,000 shares to our Sponsor for $25,000.

Our Sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one-tenth (1/10) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our Sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On June 15, 2021, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. On December 15, 2021, Company amended the promissory note to extend the due date. The promissory note is non-interest bearing and payable on the earlier of (i) March 31, 2022; or (ii) the consummation of the IPO. As of June 30, 2023, the principal amount due and owing under the promissory note was nil, which was paid off as of April 5, 2022. On January 3, 2023, the Company issued a promissory note in the principal amount of up to $1,000,000 (the “Promissory Note”) to M-Star Management Corporation Pursuant to which the Sponsor shall loan to the Company up to $1,000,000 to pay the extension fee and transaction cost. On January 4, 2023, the Company requested to draw the funds of $383,333 and deposited it into the trust account to extend the period of time the Company has to consummate a business combination by one month to February 5, 2023. The $383,333 extension fee represents approximately $0.033 per public share. The Notes bear no interest and are repayable in full upon the earlier of (a) December 31, 2023; or (b) the date of the consummation of the Company’s initial business combination. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. Starting on February 2023, the extension fee changed to $187,155 due to the redemption of 5,885,324 public shares. On April 18, 2023, the Company amended and restated the Promissory Note (the “First Amended Promissory Note”) in order to increase the available principal amount from $1,000,000 to $2,500,000 and change the repayment term as repayable in full upon the date of the consummation of the Company’s initial business combination. Subsequently, on December 22, 2023, the Company further amended and restated the First Amended Promissory Note (the “Second Amended Promissory Note”) in order to increase the available principal amount from $2,500,000 up to $3,000,000. On August 4, 2025, the Company amended and restated the Second Amended Promissory Note (the “Third Amended Promissory Note”) in order to increase the available principal amount from $3,000,000 up to $4,500,000.

Sponsor Promissory Notes balances were $3,112,403 and $2,822,403 as of September 30, 2024 and December 31,2024 respectively.

24

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares, 150,000 rights and 150,000 warrants to purchase 150,000 shares if $1,500,000 of notes were so converted) at the option of the lender. The units would be identical to the placement units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

The holders of the founder shares, private placement units, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Metal Sky Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Metal Sky Star’s proxy statement. Upon written or oral request, Metal Sky Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Metal Sky Star deliver single copies of such documents in the future. Shareholders may notify Metal Sky Star of their requests by calling or writing Metal Sky Star at Metal Sky Star’s principal executive offices at 221 River Street, 9th Floor, Hoboken, New Jersey, 201-721-8789.

WHERE YOU CAN FIND MORE INFORMATION

Metal Sky Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Metal Sky Star files its reports, proxy statements and other information electronically with the SEC. You may access information on Metal Sky Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Proposals as stated herein by contacting us at the following address, telephone number or facsimile number:

Metal Sky Star Acquisition Corporation

221 River Street, 9th Floor,

Hoboken, New Jersey

201-721-8789

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than December 23, 2025.

25

ANNEX A

METAL SKY STAR ACQUISITION CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Proposal 1 – Extension Proposal

The Amended and Restated M&AA of Metal Sky Star Acquisition Corporation shall be amended by deleting Article 36.2 in its entirety and replacing it with the following:

“36.2 In the event that the Company does not consummate its initial Business Combination by January 5, 2026 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to twelve (12) additional times, each by a period of one month (the “Extension”), from January 5, 2026 to January 5, 2027 (the “Extended Date”), provided that if the Company exercises the Extension, the Sponsor, or its designee or assignee, will not be required to deposit any funds into the Trust Account for the Extension. In the event that the Company does not consummate a Business Combination by the Extended Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Annex A-1

ANNEX B

PROPOSED TRUST AMENDMENT

[   ], 2025

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of December 30, 2025, by and between Metal Sky Star Acquisition Corporation, a Cayman Islands corporation (the “Company”), Wilmington Trust, National Association, a national banking association (the “Trustee”), and Vstock Transfer LLC, as transfer agent for the Company’s securities (“Vstock”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023,November 12, 2024 and April 2, 2025, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of the affirmative vote of sixty-five percent (65%) of the then outstanding Ordinary Shares of the Company voting together as a single class (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, the parties desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a)	The sixth recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, the Company’s ability to complete a business combination may be extended by up to twelve (12) additional increments of one-month each until January 5, 2027 (each a “Monthly Extension”), and no deposit of funds into the Trust Account shall be required for any such Monthly Extension.

(b)	The following new recital to the Trust Agreement is hereby inserted as the sixth recital on page 1 of the Trust Agreement

WHEREAS, on December 30, 2025, the Company’s stockholders approved an extension of the deadline to consummate an initial Business Combination from January 5, 2026, to January 5, 2027; and

(c)	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), in coordination with the Company and Vstock and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) January 5, 2027; and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date as reflected in the records of Vstock; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

Annex B-1

2.	Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

METAL SKY STAR ACQUISITION CORPORATION

By:
Name:	Wenxi He
Title:	Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:
Title:

Vstock, LLC

By:
Name:
Title:

Annex B-3

FORM OF PROXY CARD

METAL SKY STAR ACQUISITION CORPORATION

221 River Street, 9th Floor,

Hoboken, New Jersey

201-721-8789

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

DECEMBER 30, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 30, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 8, 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 8:30 a.m. (Eastern time)  on December 30, 2025 in the offices of Han Kun Law Offices LLP at 43/F, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong and hereby appoints Wenxi He as proxy of the undersigned, with full power to appoint her substitute, and hereby authorizes her to represent and to vote all ordinary shares of Metal Sky Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2, AND 3.

PROPOSAL 1: Extension Proposal

Amend, by a special resolution, the Amended and Restated Memorandum and Articles of Association of the Company to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extended Date”), each such extension for an additional one-month period (each an “Extension”), from January 5, 2026 to January 5, 2027, and waive the monthly extension fee, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Trust Amendment Proposal

Amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, November 12, 2024 and April 2, 2025, (the “Trust Agreement”), by and between the Metal Sky Star, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Adjournment Proposal

To direct, by an ordinary resolution, the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposals 1, 2, and 3.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.